Exhibit 99.1

INVESTOR CONTACT:            MEDIA CONTACT:
Mike Neese            Sara Matheu
(847) 232-5894            (773) 580-3775
Michael.Neese@usfoods.com            Sara.Matheu@usfoods.com

US FOODS ANNOUNCES APPOINTMENT OF LISA M. LAMBERT TO BOARD OF DIRECTORS
Appointment Enhances Board Governance of Company’s Technology Strategy and Execution, Including Transformative AI Initiatives

ROSEMONT, Ill. — Nov. 12, 2026 — US Foods Holding Corp. (NYSE: USFD), one of America’s largest foodservice distributors, announced today that Lisa M. Lambert has been appointed to the Board of Directors, effective Nov. 12, 2026.

“Lisa brings deep expertise in large-scale technology strategy and execution, digital solutions, transformative AI and cybersecurity,” said Dave Flitman, Chair of the Board and CEO of US Foods. “Her track record of delivering strategic value in technology advancements will help accelerate our industry-leading technology roadmap aimed at deepening our differentiation, driving volume growth and improving our supply chain productivity. We look forward to the many benefits her insights and experience will provide to US Foods.”

Lambert currently serves as the Founder and Chief Executive Officer of Whitestone Investors III, LLC, a venture capital firm dedicated to fueling the growth of technology startups. Prior to this, she was the Chief Investment Officer, Private Markets, for George Kaiser Family Foundation from 2023–2025, overseeing private investment portfolios and leading software and AI investments in the enterprise, consumer, energy and mobility sectors. From 2018–2023, she served as Chief Technology and Innovation Officer at the multinational electricity and gas utility company, National Grid plc, where she was responsible for deploying large-scale operations technology across a complex industrial utility with significant consumer-facing operations.

Currently, Lambert is a director at Lucid Group, Inc. She also serves as the Founder, Chief Executive Officer and Chair of UPWARD, a global nonprofit network advancing the careers of executive women.

About US Foods
With a promise to help its customers Make It, US Foods is one of America’s great food companies and a leading foodservice distributor, partnering with approximately 250,000 customer locations to help their businesses succeed. With more than 70 broadline locations and more than 90 cash and carry stores, US Foods and its 30,000 associates provides its customers with a broad and innovative food offering and a comprehensive suite of e-commerce, technology and business solutions. US Foods is headquartered in Rosemont, Ill. Visit www.usfoods.com to learn more.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements about future results of operations and other statements which are not purely historical facts or that necessarily depend upon future events. These statements often include words such as “believe,” “target,” “seek,” “will,” “may,” or similar expressions (although not all forward-looking statements may contain such words). These statements are not guarantees of future performance or results and are subject to risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from those expressed in the forward-looking statements. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the Securities and Exchange Commission. All forward-looking statements included in this press release are based on information available to us on the date hereof. For these statements, the Company claims the protection of the safe harbor for forward-looking statements in the Private Securities Litigation Reform Act. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement.

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